                                                               Exhibit 99.(a)(3)



                              LETTER OF TRANSMITTAL
                       To Accompany Shares of Common Stock
                   or Order Tender of Uncertificated Shares of
                    FIDELITY ADVISOR EMERGING ASIA FUND, INC.
                         Tendered Pursuant to the Offer
                             Dated February 23, 1998

            THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M.,
      NEW YORK CITY TIME, ON MARCH 27, 1998, UNLESS THE OFFER IS EXTENDED.

                          ----------------------------

                        The Depositary for the Offer is:

                       STATE STREET BANK AND TRUST COMPANY

                      Facsimile Copy Number: (781) 794-6333
                      Confirm by Telephone: (781) 794-6388
                  For Account Information Call: (800) 426-5523

      By First Class Mail:               By Express Mail or Overnight                    By Hand:
                                                   Courier:

      State Street Bank and                 State Street Bank and                 Securities Transfer &
          Trust Company                         Trust Company                    Reporting Services, Inc.
    Corporate Reorganization               Corporate Reorganization              c/o Boston Equiserve LP
          P.O. Box 9061                      70 Campanelli Drive                 55 Broadway, Third Floor
      Boston, MA 02205-8686                  Braintree, MA 02184                    New York, NY 10006


         Delivery of this instrument to an address other than those shown above or transmission of instructions via a facsimile number other than those listed above does not constitute a valid delivery. The instructions accompanying this letter should be read carefully before this Letter of Transmittal is completed.

         This Letter of Transmittal is to be used (a) if certificates for Shares (as defined below) are to be forwarded herewith, or (b) if uncertificated Shares held by the Fund's transfer agent pursuant to the Fund's dividend reinvestment plan are to be tendered, or (c) if tenders are to be made by book-entry transfer to any of the accounts maintained by the Depositary at the Depository Trust Company ("DTC" or the "Book-Entry Transfer Facility") pursuant to the procedure set forth in Section 3, "Procedure for Tendering Shares," of the Fund's Offer. Shareholders whose certificates are not immediately available or who cannot deliver certificates for Shares (other than uncertificated Shares held by the Fund's transfer agent pursuant to the Fund's dividend reinvestment plan) or deliver confirmation of the book-entry transfer of their Shares into the Depositary's account at the Book-Entry Transfer Facility and all other documents required hereby to the Depositary prior to 5:00 p.m., New York City Time, on the Termination Date may nevertheless tender their Shares according to the guaranteed delivery procedures set forth in Section 3, "Procedure for Tendering Shares," of the Fund's Offer. See Instruction 2 below. DELIVERY OF DOCUMENTS TO A BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

[ ] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE DEPOSITARY WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

Name of Tendering Institution: _________________________________________________

Account Number: ________________________________________________________________

Transaction Code Number: _______________________________________________________

If the tendered shares are being tendered by a Nominee Holder on behalf of its customers, please state the number of customer accounts for whose benefit the tender is made: _________

[ ] CHECK HERE IF CERTIFICATES FOR TENDERED SHARES ARE BEING DELIVERED PURSUANT
    TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

    Name(s) of Registered Owner(s): ______________________________________

    Date of Execution of Notice of Guaranteed Delivery: __________________

    Name of Institution which Guaranteed Delivery: _______________________

    Account Number (if delivered by book-entry transfer): ________________



                    NOTE: SIGNATURES MUST BE PROVIDED BELOW.
                PLEASE READ THE ACCOMPANYING DOCUMENTS CAREFULLY.

Ladies and Gentlemen:

The undersigned hereby tenders to The Fidelity Advisor Emerging Asia Fund, Inc., a Maryland corporation (the "Fund"), the above-described shares of the Fund's Common Stock, $0.001 par value per share (the "Shares"), at a price per share, net to the seller in cash, at a price (the "Purchase Price") equal to the net asset value in U.S. dollars ("NAV") per Share as of 5:00 p.m., New York City time, on March 27, 1998, or such later date to which the Offer is extended (the "Termination Date") upon the terms and subject to the conditions set forth in the Fund's Offer, dated February 23, 1998 (the "Fund's Offer"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which together with the Fund's Offer constitute the "Offer"). The undersigned also tenders the Purchase Fee in an amount equal to the number of Shares tendered by the undersigned multiplied by $0.17, or if this tender is made by a Nominee Holder, the number of Shares tendered by such Nominee Holder on behalf of its clients multiplied by $0.17. With respect to any Shares tendered but not accepted, an amount equal to $0.17 per such Share will be returned to the undersigned or the Nominee Holder, as appropriate. If the Fund, in its sole discretion, shall have extended the period for which the Offer is open, the "Termination Date" shall mean the latest time and date on which the Offer, as so extended by the Fund, shall expire.

Subject to, and effective upon, acceptance for payment of the Shares tendered herewith in accordance with the terms and subject to the conditions of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Fund all right, title and interest in and to all the Shares that are being tendered hereby and that are being accepted for purchase pursuant to the Offer (and any and all dividends, distributions, other Shares or other securities or rights issued or issuable in respect of such Shares on or after March 27, 1998) and irrevocably constitutes and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares (and any such dividends, distributions, other Shares or securities or rights), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) to (a) deliver certificates for such Shares (and any such other dividends, distributions, other Shares or securities or rights) or transfer ownership of such Shares (and any such other dividends, distributions, other Shares or securities or rights), together, in either such case, with all accompanying evidences of transfer and authenticity to or upon the order of the Fund, upon receipt by the Depositary, as the undersigned's agent, of the purchase price, (b) present such Shares (and any such other dividends, distributions, other Shares or securities or rights) for transfer on the books of the Fund, and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and any such other dividends, distributions, other Shares or securities or rights), all in accordance with the terms of the Offer.

The undersigned hereby represents and warrants that: (a) the undersigned has full power and authority to tender, sell, assign and transfer the tendered Shares (and any and all dividends, distributions, other Shares or other securities or rights issued or issuable in respect of such Shares on or after March 27, 1998); (b) when and to the extent the Fund accepts the Shares for purchase, the Fund will acquire good, marketable and unencumbered title hereto, free and clear of all liens, restrictions, charges, proxies, encumbrances or other obligations relating to their sale or transfer, and not subject to any adverse claim; (c) on request, the undersigned will execute and deliver any additional documents deemed by the Depositary or the Fund to be necessary or desirable to complete the sale, assignment and transfer of the tendered Shares (and any and all dividends, distributions, other Shares or securities or rights issued or issuable in respect of such Shares on or after March 27, 1998); (d) the undersigned has tendered all or less than all, but at least 20%, of the shares owned by the undersigned or attributed to the undersigned under Section 318 of the Code and (e) the undersigned has read and agreed to all of the terms of the Offer, including this Letter of Transmittal.

All authority conferred or agreed to be conferred in this Letter of Transmittal shall be binding upon the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. Shares tendered pursuant to the Offer may be withdrawn at any time prior to the Termination Date in accordance with Section 4, "Rights of Withdrawal", of the Fund's Offer. After the Termination Date, tenders made pursuant to the Fund's Offer will be irrevocable.

-----------------------------------------------------------------------------------------------------------------------------
                                              DESCRIPTION OF SHARES TENDERED
-----------------------------------------------------------------------------------------------------------------------------
            Name(s) and Address(es) of Registered Holder(s):                               Share(s) Tendered
                       (Please fill in, if blank)                           (Attach additional signed schedule if necessary
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                Total
                                                                                              Number of
                                                                                                Shares
                                                                                             Represented       Number of
                                                                             Certificate          by             Shares
                                                                             Number(s) *     Certificates      Tendered**
                                                                          ---------------------------------------------------

                                                                          ---------------------------------------------------

                                                                          ---------------------------------------------------

                                                                          ---------------------------------------------------
                                                                            Total Shares
                                                                              Tendered
-----------------------------------------------------------------------------------------------------------------------------
*   Need not be completed by Shareholders who tender Shares by book-entry transfer.
**  Unless otherwise indicated, it will be assumed that all Shares evidenced by any certificates delivered to the Depositary are being tendered. See Instruction 4.
-----------------------------------------------------------------------------------------------------------------------------

THE UNDERSIGNED TENDERS ALL UNCERTIFICATED SHARES THAT MAY BE HELD IN THE NAME OF THE REGISTERED HOLDER(S) BY THE FUND'S TRANSFER AGENT PURSUANT TO THE FUND'S DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN. ______YES _____NO

Note: If you do not check either of the boxes above, uncertificated Shares, if any, held in the name of the registered holder(s) by the Fund's transfer agent pursuant to the Fund's dividend reinvestment plan will not be tendered.

                            AMOUNT OF SHARES TENDERED

    Please indicate by checking in the appropriate box below if you are tendering all the Shares owned by you or less than all the Shares owned.

[ ] The undersigned hereby certifies that it is tendering ALL Shares owned by the undersigned.

[ ] The undersigned hereby certifies that it is tendering LESS THAN ALL of the Shares owned by the undersigned but at least 20% of the Shares owned by the undersigned.

                                  PURCHASE FEE

    Please include a check for the Purchase Fee in the following amount:
________ [fill in the number of Shares you are tendering (which must represent at least 20% of the total number of Shares which the undersigned owns)] x .17 = $___________.

                                    ODD LOTS
                              (SEE INSTRUCTION 11)

    This section is to be completed ONLY if Shares are being tendered by or on behalf of a person owning beneficially or of record an aggregate of not more than 99 Shares. The undersigned either (check one box):

[ ] Is the beneficial or record owner of an aggregate of not more than 99
    Shares, all of which are being tendered; or

[ ] Is a broker, dealer, commercial bank, trust company or other nominee that
    (a) is tendering for the beneficial owner(s) thereof Shares with respect to which it is the record holder, and (b) believes, based upon representations made to it by such beneficial owner(s), that each such person is the beneficial owner of an aggregate of not more than 99 Shares and is tendering all of such Shares;

and, in either case, hereby represents that the above indicated information is true and correct as to the undersigned.

          OPTIONS WITH RESPECT TO SHARES TENDERED (OTHER THAN ODD LOTS)

    If the undersigned has tendered all of the Shares owned by the undersigned and has not checked either of the boxes above with respect to odd lots, then the undersigned may elect one of the options set forth below in the event that the Fund receives tenders for more Shares than the Fund has indicated it will purchase pursuant to the Offer Amount (the "Offer Amount"). In general, in the event that more Shares are tendered than the Offer Amount, the Fund will purchase a number of Shares equal to the Offer Amount on a pro rata basis and, if the undersigned does not elect one of the options set forth below, a pro rata portion of the Shares tendered by the undersigned will be purchased by the Fund. If the undersigned elects one of the options set forth below, the undersigned's Shares will be purchased in accordance with that option only if, after the Fund has purchased all Shares tendered by Shareholders who have not elected one of the options set forth below, the total number of Shares purchased by the Fund is less than the Offer Amount. If the Fund has purchased all shares tendered by Shareholders that do not elect one of the options set forth below and the total number of those Shares is less than the Offer Amount, but the number of Shares tendered by Shareholders who have elected one of the options set forth below exceeds the difference between the Offer Amount and the number of Shares purchased from Shareholders who have not made one of the elections set forth below, the Fund will purchase Shares from Shareholders who have elected one of the options set forth below by lot (i.e., by random drawing).

[ ] ALL OR NONE If the Shares to be purchased pursuant to the Offer are to be prorated as set forth in Section 1 of the Fund's Offer, then the undersigned elects to have either all of the undersigned's Shares purchased or none of the undersigned's Shares purchased pursuant to the proration procedures set forth in Section 1 of the Fund's Offer.

[ ] SOME OR NONE If the Shares to be purchased pursuant to the Offer are to be prorated as set forth in Section 1 of the Fund's Offer, then the undersigned elects to have either ______ Shares [fill in the minimum number of shares you elect to have purchased (which must represent at least 20% of the total number of Shares that the undersigned owns)] or none of the Shares owned by the undersigned purchased pursuant to the proration procedures set forth in
    Section 1 of the Fund's Offer.

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.
                    NOTE: SIGNATURES MUST BE PROVIDED BELOW.

    The undersigned understands that the valid tender of Shares pursuant to any one of the procedures described in Section 3, "Procedure for Tendering Shares," of the Fund's Offer and in the Instructions hereto will constitute a binding agreement between the undersigned and the Fund upon the terms and subject to the conditions of the Offer.

    The undersigned recognizes that under certain circumstances set forth in the Offer, the Fund may not be required to purchase any of the Shares tendered hereby, or may accept for purchase, pro rata with Shares tendered by other shareholders, fewer than all of the Shares tendered hereby.

    Unless otherwise indicated herein under "Special Payment Instructions," please issue the check for the purchase price and/or return any certificates for Shares not tendered or accepted for payment (and accompanying documents, as appropriate) in the name(s) of the registered holder(s) appearing under "Description of Shares Tendered." Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the purchase price and/or return any certificates for Shares not tendered or accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing under "Description of Shares Tendered." In the event that either the Special Delivery Instructions or the Special Payment Instructions are completed, please issue the check for the purchase price and/or return such certificates to, the person or persons so indicated. The undersigned recognizes that the Fund has no obligation pursuant to the Special Payment Instructions to transfer any Shares from the name of the registered holder thereof if the Fund does not accept for payment any of the Shares so tendered. The undersigned recognizes that the Special Payment Instructions and the Special Delivery Instructions are not applicable to Shares tendered by book-entry transfer, nor to uncertificated Shares held by the Fund's transfer agent pursuant to the Fund's dividend reinvestment plan which may be tendered hereby.

------------------------------------------------------    -----------------------------------------------
          SPECIAL PAYMENT INSTRUCTIONS                              SPECIAL DELIVERY INSTRUCTIONS
          (SEE INSTRUCTIONS 5, 6 AND 7)                             (SEE INSTRUCTIONS 5, 6 AND 7)
     To be completed ONLY if certificates for                  To be completed ONLY if certificates for
Shares not tendered or not purchased and/or the           Shares not tendered or not purchased and/or
check for the purchase price of Shares purchased          the check for the purchase price of Shares
are to be issued in the name of and sent to               purchased are to be issued in the name of
someone other than the undersigned.                       undersigned, but sent to someone other than
Issue  [ ] Check    [ ] Certificate to:                   the undersigned or to the undersigned at an
                                                          address other than that shown above.

Name _________________________________________________      Mail  [ ] Check    [ ] Certificate to:
                     (PLEASE PRINT)

Address ______________________________________________    Name __________________________________________
                                                                             (PLEASE PRINT)
______________________________________________________
                 (CITY, STATE, ZIP CODE)                  Address _______________________________________
           Complete Payer Substitute Form W-9
______________________________________________________    _______________________________________________
   (TAXPAYER IDENTIFICATION (SOCIAL SECURITY) NUMBER)
                                                          _______________________________________________
                                                                         (CITY, STATE, ZIP CODE)
------------------------------------------------------    -----------------------------------------------

--------------------------------------------------------------------------------
                                    SIGN HERE

          IMPORTANT: COMPLETE AND SIGN THE SUBSTITUTE FORM W-9 HEREIN.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         (SIGNATURES OF SHAREHOLDER(s))
                         Dated:___________________, 1998

(Must be signed by the registered holder(s) exactly as names(s) appear(s) on certificate(s) for the Shares or on a security position listing or by person(s) authorized to become registered holder(s) by certificate(s) and documents transmitted herewith. If signature is by attorney-in-fact, executor, administrator, trustee, guardian, agent, officer of a corporation or another person acting in a fiduciary or representative capacity, please provide the following information. See Instruction 5.)

Name(s) ________________________________________________________________________
________________________________________________________________________________
                                 (PLEASE PRINT)

Capacity (Full Title) __________________________________________________________
Address ________________________________________________________________________
________________________________________________________________________________
            CITY                   STATE                       ZIP CODE

Area Code and Telephone Number _________________________________________________
Employer Identification or Social Security Number ______________________________

                            GUARANTEE OF SIGNATURE(S)
                           (SEE INSTRUCTIONS 1 AND 5)

Authorized Signature(s) ________________________________________________________
Name ___________________________________________________________________________
________________________________________________________________________________
                                 (PLEASE PRINT)

Name of Firm ___________________________________________________________________
Address ________________________________________________________________________
________________________________________________________________________________
            CITY                   STATE                       ZIP CODE

Dated:_____________________, 1998

--------------------------------------------------------------------------------

           ENCLOSE YOUR CHECK FOR AN AMOUNT EQUAL TO THE PURCHASE FEE
                (AS CALCULATED ABOVE) FOR EACH CUSTOMER ACCOUNT,
              PAYABLE TO FIDELITY ADVISOR EMERGING ASIA FUND, INC.

                                  INSTRUCTIONS
        FORMING PART OF THE TERMS AND CONDITIONS OF THE REPURCHASE OFFER

        1. Guarantee of Signatures. No signature guarantee on this Letter of Transmittal is required (i) if this Letter of Transmittal is signed by the registered holder of the Shares (which term, for purposes of this document, shall include any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Shares) tendered herewith, unless such holder has completed either the box entitled "Special Delivery Instructions" or the box entitled "Special Payment Instructions" herein, or (ii) if such Shares are tendered for the account of a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc. ("NASD") or a commercial bank or trust company having an office, branch or agency in the United States (each being hereinafter) referred to as an "Eligible Institution"). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5.

        2. Delivery of Letter of Transmittal and Certificates; Guaranteed Delivery Procedures. This Letter of Transmittal is to be used only (a) if certificates are to forwarded herewith, (b) if uncertificated Shares held by the Fund's transfer agent pursuant to the Fund's dividend reinvestment plan are to be tendered, or (c) if tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in Section 3, "Procedure for Tendering Shares," of the Fund's Offer. Certificates for all physically tendered Shares, or confirmation of a book-entry transfer in the Depositary's account at the Book-Entry Transfer Facility of Shares tendered by book-entry transfer, together, in each case, with a properly completed and duly executed Letter of Transmittal or facsimile thereof with any required signature guarantees, any other documents required by this Letter of Transmittal and payment for the Purchase Fee should be mailed or delivered to the Depositary at the appropriate address set forth herein and must be received by the Depositary prior to 5:00 p.m., New York City Time, on the Termination Date. Shareholders whose certificates are not immediately available or who cannot deliver Shares and all other required documents to the Depositary prior to 5:00 p.m., New York City Time, on the Termination Date, or whose Shares cannot be delivered on a timely basis pursuant to the procedures for book-entry transfer prior to the Termination Date, may tender their Shares by or through any Eligible Institution by properly completing and duly executing and delivering a Notice of Guaranteed Delivery (or facsimile thereof), which must be received by the Depositary prior to the Termination Date, and by otherwise complying with the guaranteed delivery procedures set forth in Section 3, "Procedure for Tendering Shares," of the Fund's Offer. Pursuant to such procedures, the certificates for all physically tendered Shares, or confirmation of book-entry transfer, as the case may be, as well as a properly completed and duly executed Letter of Transmittal, all other documents required by this Letter of Transmittal and payment for the Purchase Fee must be received by the Depositary within three business days after receipt by the Depositary of such Notice of Guaranteed Delivery, all as provided in
Section 3, "Procedure for Tendering Shares," of the Fund's Offer.

        THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, THE CERTIFICATES FOR SHARES AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH THE BOOK-ENTRY TRANSFER FACILITY, IS AT THE OPTION AND RISK OF THE TENDERING SHAREHOLDER, AND EXCEPT AS OTHERWISE PROVIDED IN THIS INSTRUCTION 2, THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. THE SHAREHOLDER HAS THE RESPONSIBILITY TO CAUSE THE LETTER OF TRANSMITTAL, CERTIFICATES AND ANY OTHER DOCUMENTS TO BE TIMELY DELIVERED.

        No alternative, conditional or contingent tenders will be accepted, except as may be permitted in the Fund's Offer. All tendering Shareholders, by execution of this Letter of Transmittal (or facsimile thereof), waive any right to receive any notice of the acceptance for payment of Shares.

        3. Inadequate Space. If the space provided is inadequate, the certificate numbers and/or number of Shares should be listed on a separate signed schedule attached hereto.

        4. Partial Tenders and Unpurchased Shares. (NOT APPLICABLE TO SHAREHOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER.) If fewer than all the Shares evidenced by any certificate submitted are to be tendered, fill in the number of Shares which are to be tendered in the column entitled "Number of Shares Tendered." In such case, a new certificate for the remainder of the Shares evidenced by the old certificate(s) will be issued and sent to the registered holder, unless otherwise specified in the "Special Payment Instructions" or "Special Delivery Instructions" boxes in this Letter of Transmittal, as soon as practicable after the Repurchase Request Deadline. All Shares represented by certificates listed and delivered to the Depositary are deemed to have been tendered unless otherwise indicated.

        5. Signatures on Letter of Transmittal; Stock Powers and Endorsements.

              (a) If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond exactly with the name(s) on the face of the certificates.

              (b) If any of the tendered Shares are held of record by two or more joint holders, ALL such holders must sign this Letter of Transmittal.

              (c) If any tendered Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many Letters of Transmittal as there are different registrations of certificates.

              (d) If this Letter of Transmittal is signed by the registered holder(s) of the Shares listed and transmitted hereby, no endorsements of certificates or separate stock powers are required unless payment is to be made, or the certificates for Shares not tendered or purchased are to be issued, to a person other than the registered holder(s), in which case the endorsements or signatures on the stock powers, as the case may be, must be signed exactly as the name(s) of the registered holder(s) appear(s) on the certificates. Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution. See Also Instruction 1.

              (e) If this Letter of Transmittal or any certificates or stock powers are signed by trustees, executors, administrators, guardians, agents, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and must submit proper evidence satisfactory to the Fund of their authority to so act.

              (f) If this Letter of Transmittal is signed by a person(s) other than the registered holder(s) of the certificates listed and transmitted hereby, the certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name or names of the registered holder(s) appear on the certificates. Signatures on such certificates of stock powers must be guaranteed by an Eligible Institution. See also Instruction 1.

        6. Stock Transfer Taxes. Except as set forth in this Instruction 6, no stock transfer tax stamps or funds to cover such stamps need accompany this Letter of Transmittal, and the Fund will pay all stock transfer taxes, if any, with respect to the transfer and sale of Shares to it pursuant to the Offer to Repurchase. If, however, payment of the repurchase price is to be made to, or (in the circumstances permitted by the Fund's Offer) if Shares not tendered or not purchased are to be registered in the name of any person other than the registered holder, or if tendered certificates are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder or such other person) payable on account of the transfer to such person will be deducted from the Purchase Price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted.

         7. Special Payment and Delivery Instructions. If certificates for Shares not tendered or not purchased or checks are to be issued in the name of a person other than the person signing this Letter of Transmittal or if such certificates and/or checks are to be sent to someone other than the person signing this Letter of Transmittal or to the person signing this Letter of Transmittal at an address other than that shown above, the boxes captioned "Special Payment Instructions" and/or "Special Delivery Instructions" on this Letter of Transmittal should be completed.

        8. Irregularities. All questions as to the validity, form, eligibility (including time of receipt) and acceptance for payment of any tender of Shares will be determined by the Fund, in its sole discretion, which determination shall be final and binding. The Fund reserves the absolute right to reject any or all tenders of any particular Shares (i) determined by it not to be in proper form or (ii) the acceptance of or payment for which may, in the opinion of the Fund's counsel, be unlawful. The Fund also reserves the absolute right to waive any of the conditions of the Offer, in whole or in part, or any defect or irregularity in tender of any particular Shares or Shareholder, and the Fund's interpretations of the terms and conditions of the Offer (including these instructions) shall be final and binding. No tender of Shares will be deemed to be properly made until all defects and irregularities have been cured or waived. None of the Fund, the Depositary, the Information Agent or any other person shall be obligated to give notice of defects or irregularities in tenders, nor shall any of them incur any liability for failure to give any such notice. Unless waived, any defects or irregularities must be cured within such time as the Fund shall determine.

        9. Requests for Assistance and Additional Copies. Requests for assistance should be directed to, and additional copies of the Fund's Offer, the Notice of Guaranteed Delivery, the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9, and this Letter of Transmittal may be obtained from the Information Agent at the address set forth at the end of this Letter of Transmittal, or from your broker, dealer, commercial bank, trust company, or other nominee. The Information Agent will also provide shareholders, upon request, with a Certificate of Foreign Status (Form W-8).

        10. Backup Withholding. Each shareholder that desires to participate in the Offer must, unless an exemption applies, provide the Depositary with the Shareholder's taxpayer identification number on the Substitute Form W-9 set forth in this Letter of Transmittal, with the required certifications under penalties of perjury. If the shareholder is an individual, the taxpayer identification number is his social security number. If the Depositary is not provided with the correct taxpayer identification number, the shareholder may be subject to a $50 penalty imposed by the Internal Revenue Service in addition to being subject backup withholding.

        If backup holding applies, the Depositary is required to withhold 31% of any payment made to the Shareholder with respect to Shares purchased pursuant to the Offer. Backup withholding is not an additional tax. Rather, the U.S. Federal income tax liability of persons subject to backup withholding may result in an overpayment of taxes for which a refund may be obtained by the Shareholder from the Internal Revenue Service.

        Certain Shareholders (including, among others, most corporations and certain foreign persons) are exempt from backup withholding requirements. To qualify as an exempt recipient on the basis of foreign status, a shareholder must submit a properly executed Certificate of Foreign Status (Form W-8), signed under penalties of perjury, attesting to that person's exempt status. Generally, a foreign person will be able to avoid backup withholding with respect to payments that are considered made in exchange for tendered Shares only if he (1) is neither a citizen nor a resident of the United States, (2) has not been and reasonably does not expect to be present in the United States for a period aggregating 183 days or more during the calendar year, and (3) reasonably expects not be engaged in a trade or business within the United States to which the gain on the sale of the Shares would be effectively connected. Somewhat different requirements apply in the case of foreign persons covered by tax treaties.

        A SHAREHOLDER SHOULD CONSULT HIS TAX ADVISER AS TO HIS QUALIFICATION FOR EXEMPTION FROM THE BACKUP WITHHOLDING REQUIREMENTS AND THE PROCEDURE FOR OBTAINING AN EXEMPTION.

        Shareholders are required to give the Depositary the taxpayer identification number of the record owner of the Shares. If the Shares are registered in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on substitute Form W-9.

        11. Odd Lots. As described in Section 1 of the Offer, if the Fund is to purchase fewer than all Shares validly tendered and not properly withdrawn before the Termination Date, the Shares purchased first will consist of all Shares validly tendered and not properly withdrawn prior to the Termination Date by any stockholder who owns beneficially or of record an aggregate of not more than 99 Shares (an "Odd Lot Holder"). This preference will not be available unless the item captioned "Odd Lots" is completed.

----------------------------------------------------------------------------------------------------------------------
SUBSTITUTE                            Name__________________________           Account number(s) (OPTIONAL)

FORM W-9                              Address_________________________

Department of the Treasury            ________________________________
Internal Revenue Service            ----------------------------------------------------------------------------------

Payer's Request for Taxpayer          PART 1 - PLEASE PROVIDE                  SOCIAL SECURITY NUMBER OR
Identification Number ("TIN")         YOUR TIN IN THE BOX AT                   EMPLOYER IDENTIFICATION
and Certification                     RIGHT AND CERTIFY BY                     NUMBER
                                      SIGNING AND DATING
                                      BELOW.                                   ____________________________________

                                    ----------------------------------------------------------------------------------
                                      PART 2 - For Payees Exempt from
                                      Backup Withholding: See
                                      enclosed "Guidelines for
                                      Certification of Taxpayer
                                      Identification Number on                 ____________________________________
                                      Substitute Form
                                      W-9." page 2.
                                    ----------------------------------------------------------------------------------
                                      PART 3 - CERTIFICATION.  Under penalties of perjury, I certify that:
                                      1.  The number shown on this form is my correct TIN (or I am waiting for a number to be issued to me), and
                                      2.  I am not subject to backup withholding because (a) I am exempt from backup withholding or (b) I have not been notified by the Internal Revenue Service
                                          ("IRS") that I am subject to backup withholding as a result of failure to report all interest or dividends or (c) the IRS has notified me that I am no longer subject to backup withholding.

                                      CERTIFICATION INSTRUCTION. -- You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you failed to report all interest and dividends on your tax return.

                                      Signature______________________________  Date_________________________________

----------------------------------------------------------------------------------------------------------------------


         YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU DO NOT HAVE
                        A TAXPAYER IDENTIFICATION NUMBER

--------------------------------------------------------------------------------
             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

    I certify, under penalties of perjury, that a TIN has not been issued to me and either (a) I have mailed or delivered an application to receive a TIN to the appropriate IRS Center or Social Security Administration Office or (b) I intend to mail or deliver such an application in the near future. I understand that if I do not provide a TIN within sixty (60) days, 31% of all reportable payments made to me thereafter will be withheld until I provide a TIN.

    -----------------------------------------      ----------------------------
                   SIGNATURE                                  DATE
--------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED "GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9" FOR ADDITIONAL DETAILS.

           IMPORTANT: This Letter of Transmittal or a manually signed facsimile thereof (together with certificates for Shares and all other required documents) or the Notice of Guaranteed Delivery must be received by the Depositary prior to 5:00 p.m., New York City Time, on March 27, 1998, at the appropriate address set forth below:

                                 The Depositary:

                       STATE STREET BANK AND TRUST COMPANY

                             Facsimile Copy Number:
                                 (781) 794-6333

                              Confirm by Telephone:
                                 (781) 794-6388

                          For Account Information Call:
                                 (800) 426-5523

         By First Class Mail:                        By Express Mail                             By Hand:
                                                  or Overnight Courier:

      State Street Bank and Trust              State Street Bank and Trust                Securities Transfer &
                Company                                  Company                         Reporting Services, Inc.
       Corporate Reorganization                 Corporate Reorganization                 c/o Boston Equiserve LP
             P.O. Box 9061                         70 Campanelli Drive                   55 Broadway, Third Floor
         Boston, MA 02205-8686                     Braintree, MA 02184                      New York, NY 10006


           Any questions or requests for assistance or additional copies of this Letter of Transmittal, the Fund's Offer, the Notice of Guaranteed Delivery and other accompanying materials may be directed to the Information Agent at its telephone number and location listed below. Shareholders may also contact their broker, dealer, commercial bank or trust company or other nominee for assistance concerning the Offer.

               The Information Agent for the Repurchase Offer is:

                              D.F. KING & CO., INC.
                                 77 Water Street
                            New York, New York 10005
                            Toll Free: (800) 735-3107
                                       or
                          Call Collect: (212) 269-5550